UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2007

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA		95113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(408) 947-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Heritage Commerce Corp (the “Company”) hereby amends its Current Report on Form 8-K dated June 20, 2007 and filed with the Securities and Exchange Commission on June 22, 2007 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information.  At the filing of the Current Report disclosing the acquisition of Diablo Valley Bank by the Company, the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed.  Item 9.01 of the Current Report is hereby amended and restated as follows:

Item 9.01                                             Financial Statements and Exhibits.

(a)(1)                    Financial statements required by this item for Diablo Valley Bank for the year ended December 31, 2006 are incorporated by reference and are included in the Heritage Commerce Corp Registration Statement on Form S-4, originally filed on April 11, 2007, as amended on April 26, 2007.

(a)(2)                    Financial statements required by this item for the three months ended March 31, 2007 for Diablo Valley Bank.

(b)(1)                   Pro forma financial information required by this item for the year ended December 31, 2006 are incorporated by reference and are included in the Heritage Commerce Corp Registration Statement on Form S-4, originally filed on April 11, 2007, as amended on April 26, 2007.

(b)(2)                   Pro forma financial information required by this item for the three months ended March 31, 2007.

(c)                                  Not applicable.

(d)                                 Exhibits.

2.1                                 Agreement and Plan of Merger, dated February 8, 2007 (incorporated by reference from Heritage Commerce Corp on 10-K, previously filed with the SEC on March 16, 2007).

10.1                           Consulting Agreement, dated as of February 8, 2007 between Heritage Bank of Commerce and John J. Hounslow.

10.2                           Non-Compete, Non-Solicitation and Confidentiality Agreement dated as of February 8, 2007 by and among Heritage Commerce Corp, Heritage Bank of Commerce and John J. Hounslow.

10.3                           Letter Agreement between John J. Hounslow and Heritage Commerce Corp dated June 20, 2007.

10.4                           Employment Agreement, dated as of February 8, 2007 between James Mayer and Heritage Bank of Commerce.

10.5                           Non-Compete, Non-Solicitation and Confidentiality Agreement dated as of February 8, 2007 by and among James Mayer, Heritage Commerce Corp and Heritage Bank of Commerce.

23.1                           Consent of Perry-Smith LLP

99.1                           Press Release dated June 20, 2007

99.2                           Unaudited Financial Statements of Diablo Valley Bank and pro forma condensed combined financial information for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: September 4, 2007	By:	/s/ Lawrence McGovern
Lawrence McGovern
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description
2.1	Agreement and Plan of Merger, dated February 8, 2007 (incorporated by reference from Heritage Commerce Corp on 10-K, previously filed with the SEC on March 3, 2007).

10.1*	Consulting Agreement, dated as of February 8, 2007 between Heritage Bank of Commerce and John J. Hounslow.

10.2*	Non-Compete, Non-Solicitation and Confidentiality Agreement dated as of February 8, 2007 by and among Heritage Commerce Corp, Heritage Bank of Commerce and John J. Hounslow.

10.3*	Letter Agreement between John J. Hounslow and Heritage Commerce Corp dated June 20, 2007.

10.4*	Employment Agreement, dated as of February 8, 2007 between James Mayer and Heritage Bank of Commerce.

10.5*	Non-Compete, Non-Solicitation and Confidentiality Agreement dated as of February 8, 2007 by and among James Mayer, Heritage Commerce Corp and Heritage Bank of Commerce.

23.1	Consent of Perry-Smith LLP

99.1*	Press Release dated June 20, 2007

99.2	Unaudited financial statements of Diablo Valley Bank for the three months ended March 31, 2007 and pro forma condensed combined financial information for the three months ended March 31, 2007.

* Previously filed as an exhibit to the Current Report filed by Heritage Commerce Corp on June 22, 2007.